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                                                                   Exhibit 10.29

              SUMMARY OF 2007 ANNUAL SALARIES OF EXECUTIVE OFFICERS

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                                                                         ANNUAL
EXECUTIVE OFFICER                                                        SALARY
-----------------                                                       --------
Leo Berlinghieri, President and Chief Executive Officer                 $485,000
Gerald G. Colella, Chief Business Officer and Vice President            $350,000
Ron Hadar, Vice President & General Manager, CIT Products               $250,000
Robert Klimm, Vice President & General Manager, Power and Reactive
   Gas Products                                                         $247,000
Frank Schneider, Vice President & General Manager, Ion Systems          $235,000
John A. Smith, Vice President and Chief Technical Officer               $285,000
William D. Stewart, Vice President & General Manager, Vacuum Products
   Group                                                                $260,000
Ronald C. Weigner, Vice President and Chief Financial Officer           $263,000